Exhibit 99.2

Elle Hoxie	Garo Toomajanian
Salary.com	Integrated Corporate Relations
781-726-7841	617-956-6728
press@salary.com	ir@salary.com

SALARY.COM™ TO ACQUIRE ITG COMPETENCY GROUP –

LEADING JOB-COMPETENCY COMPANY

Also announces licensing agreement with Schoonover Associates; combination creates one of the largest job-competency databases with over 2,000 competencies for more than 3,400 jobs; provides a rich content foundation for competency-driven Human Resources and Talent Management offering

WALTHAM, Mass.—July 31, 2007 — Salary.com, Inc. (Nasdaq:SLRY), a leading provider of on-demand compensation management solutions, announced today that it will acquire content from two of the leading competency data providers to create one of the most robust competency libraries on the market with a full set of job-competency models, model development consulting services and partner reseller services.

Salary.com has entered into a definitive agreement to acquire the assets of ITG Competency Group, LLC, with an expected close date of August 3, 2007. In addition, Salary.com has licensed the complete competency library of Schoonover Associates, Inc. With these transactions, Salary.com will own an extensive competency library comprising over 2,000 job competencies and will offer consulting services for competency model development and support partnership re-selling arrangements.

“Acquiring and combining these two premier competency libraries provides a critical content foundation to provide our customers with competency-driven talent management services.” said Kent Plunkett, chief executive officer of Salary.com.

“Competencies are at the core of effective talent management – providing the key behaviors that describe strong performance in a job or role and driving the success criteria for recruiting, performance management, career development and succession planning, as well as the underpinnings for competitive compensation planning. Both ITG and Schoonover have pioneered advancements in the competency model area,” added Plunkett. “Unlike most competency data sets that provide only generic skill descriptors, Schoonover and ITG each developed job-competency models that map to specific jobs and show the required proficiency appropriate for each job level within specific industries, thereby providing employers with more relevant data to benchmark employee performance and design development programs.”

ITG Competency Group offers a unique combination of off-the-shelf competency models and implementation services designed to accelerate performance and learning management initiatives. ITG’s job competency models are used by nearly 175 customers across a wide range of industries from small businesses to Fortune 100 corporations, across multiple industries such as manufacturing, retail, government and financial services.

ITG’s flexible data design allows easy uploads into any software requiring competency data. Over the past decade, ITG has become a leading provider of competency data to software vendors in the performance and learning category.

“Salary.com provides the technology and sales expertise we need to deliver an on-demand, competency-based performance software that integrates our job-competency content throughout the talent management process. We’re excited to automate and expand our competency models to more industries and leverage the Salary.com sales channels and software expertise to offer our content and services to a broader audience.” said Doug Crisman, owner and president of ITG Competency Group.

Under the terms of the agreement, Salary.com will pay ITG $1,500,000 in cash and $500,000 in newly issued shares of Salary.com common stock. ITG also will be eligible to earn up to $1,000,000 in additional consideration based on meeting certain performance targets during the first two years after the closing of the Acquisition, and can earn additional consideration if these targets are exceeded. Post acquisition close, Salary.com will operate ITG as a strategic business unit within Salary.com. Doug Crisman will join Salary.com as General Manager of ITG Competency Group and Vice President of Salary.com, Inc. ITG’s team of experienced professionals will report to Mr. Crisman and will continue to provide competency consulting services and support reseller arrangements with key software vendors.

Schoonover Associates Inc. developed a range of competencies organized into logical roles and job progression matrixes so organizations can use them as the starting point to create customized job-competency profiles. “We help customers create very robust models by a making a few simple choices about configuring available competencies rather than conducting large, costly and time-consuming studies. Imbedding this content into on-demand software, will enable Salary.com to help companies build models faster and get to the thing that matters most – implementing talent management applications with a foundation of competencies,” said Dr. Stephen Schoonover of Schoonover Associates, Inc.

The ITG and Schoonover datasets together provide complementary coverage of numerous industries and critical job categories and advance Salary.com’s strategic vision of providing data-filled software-as-a-service that supports clients’ needs for talent management solutions. In addition to providing competency data to human resource departments, this foundation of competencies should help customers of Salary.com’s performance management tools better understand the key drivers of workforce performance. Combined with Salary.com’s comprehensive database of over 3,400 jobs, job descriptions, and market pricing data, these two robust competency databases are expected to help position Salary.com for continued growth in the competitive talent management market.

About Salary.com, Inc.

Salary.com is a leading provider of on-demand compensation management solutions helping businesses and individuals manage pay and performance. Salary.com provides companies of all sizes comprehensive on-demand software applications that are tightly integrated with its own proprietary compensation data sets, thereby automating the essential elements of the compensation management process and significantly improving the effectiveness of its client’s compensation spend. For more information, visit www.salary.com.

About ITG Competency Group, LLC

ITG is a pioneer in competency management, offering a unique combination of off-the-shelf competency models and implementation services designed to accelerate performance or learning management initiative. ITG offers cost-effective competency models for Banking, Insurance, Retail, Manufacturing, Financial Services, Information Technology and Corporate functions and has been helping clients align employee performance to corporate goals for over a decade.

About Schoonover Associates, Inc.

Schoonover Associates, Inc. creates and implements competency consulting solutions that range from developing leadership and HR strategies to competency-based performance systems to help its clients maximize their human assets.

Forward Looking Statements

This release contains “forward-looking” statements that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These are statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “may,” “will,” “expects,” “projects,” “anticipates,” “estimates,” “believes,” “intends,” “plans,” “should,” “seeks,” and similar expressions. This press release contains forward-looking statements relating to, among other things, Salary.com’s expectations and assumptions concerning future financial performance. Forward-looking statements involve known and unknown risks and uncertainties that may cause actual future results to differ materially from those projected or contemplated in the forward-looking statements. Forward-looking statements may be significantly impacted by certain risks and uncertainties described in Salary.com’s filings with the Securities and Exchange Commission. The risks and uncertainties referred to above include, but are not limited to, risks associated with possible fluctuations in our operating results and rate of growth, our history of operating losses, the possibility that we will not achieve GAAP profitability, our ability to close the ITG acquisition on a timely basis, interruptions or delays in our service or our Web hosting, our business model, breach of our security measures, the emerging market in which we operate, developments with respect to litigation to which we are a party, performance of acquired businesses, our ability to hire, retain and motivate our employees and manage our growth, competition, our ability to continue to release and gain customer acceptance of new and improved versions of our service, successful customer deployment and utilization of our services, and general economic conditions and other factors affecting spending by customers. Salary.com expressly disclaims any obligation to update any forward-looking statements.